                          SCHEDULE 14A (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

                                          [_] Confidential, for Use of the
[_] Preliminary Proxy Statement               Commission (as permitted by Rule
                                              14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            SYMPHONIX DEVICES, INC.
               (Name of Registrant as Specified In Its Charter)

                                      N/A
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

  (2)  Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  (4)  Proposed maximum aggregate value of transaction:

  (5)  Total fee paid:

[_] Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:

  (2)  Form, Schedule or Registration Statement No.:

  (3)  Filing Party:

  (4)  Date Filed:

                            SYMPHONIX DEVICES, INC.

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 6, 1999

                               ----------------

TO THE STOCKHOLDERS:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SYMPHONIX DEVICES, INC., a Delaware corporation (the "Company"), will be held on Thursday, May 6, 1999 at 9:00 a.m. local time, at 2331 Zanker Road, San Jose, California, 95131 for the following purposes:

  1. To elect two (2) Class I directors to serve for a three-year term.

  2. To approve an amendment of the Company's 1994 Stock Option Plan (the "Option Plan") to increase the number of shares reserved for issuance thereunder by 1,500,000 shares to a new total of 3,499,273 shares and to approve the material terms of the Option Plan, including, but not limited to, share limitations for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

  3. To approve an amendment of the Company's 1997 Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by 200,000 shares to a new total of 275,000 shares.

  4. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 31, 1999.

  5. To transact such other business as may properly come before the Annual Meeting including any motion to adjourn to a later date to permit further solicitation of proxies if necessary, or before any adjournment thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on March 15, 1999 are entitled to notice of and to vote at the meeting.

  All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a Proxy.

                                          Sincerely,

                                          Harry S. Robbins
                                          President and Chief Executive
                                           Officer

San Jose, California
March 31, 1999

                            YOUR VOTE IS IMPORTANT

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                            SYMPHONIX DEVICES, INC.

                               ----------------

                           PROXY STATEMENT FOR 1999
                        ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

                INFORMATION CONCERNING SOLICITATION AND VOTING

General

  The enclosed Proxy is solicited on behalf of the Board of Directors of SYMPHONIX DEVICES, INC., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held Thursday, May 6, 1999 at 9:00 a.m. local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's principal executive offices which are located at 2331 Zanker Road, San Jose, California, 95131. The Company's telephone number at that location is (408) 232-0710.

  These proxy solicitation materials and the Annual Report to Stockholders for the year ended December 31, 1998, including financial statements, were first mailed on or about March 31, 1999 to all stockholders entitled to vote at the meeting.

Record Date and Principal Share Ownership

  Stockholders of record at the close of business on March 15, 1999 (the "Record Date") are entitled to notice of and to vote at the meeting. The Company has one series of common shares outstanding, designated Common Stock, $.001 par value. At the Record Date, 12,205,793 shares of the Company's Common Stock were issued and outstanding and held of record by 163 stockholders. No shares of the Company's Preferred Stock were outstanding as of the Record Date.

Revocability of Proxies

  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Voting

  Each stockholder is entitled to one vote for each share held as of the Record Date. Every stockholder voting for the election of directors (Proposal
One) may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares that such stockholder is entitled to vote, or distribute such stockholder's votes on the same principle among as many candidates as the stockholder may select, provided that votes cannot be cast for more than two candidates. However, no stockholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice, prior to the voting, of his or her intention to cumulate the stockholder's votes. On all other matters, each share of Common Stock has one vote.

Solicitation of Proxies

  This solicitation of proxies is made by the Company, and all related costs will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

Quorum; Abstentions; Broker Non-votes

  Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector") with the assistance of the Company's transfer agent. The Inspector will also determine whether or not a quorum is present. Except in certain specific circumstances, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Delaware law for approval of proposals presented to stockholders. In general, Delaware law also provides that a quorum consists of a majority of shares entitled to vote and present or represented by proxy at the meeting.

  The Inspector will treat shares that are voted "WITHHELD" or "ABSTAIN" as being present and entitled to vote for purposes of determining the presence of a quorum but will not be treated as votes in favor of approving any matter submitted to the stockholders for a vote. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted for the election of the nominees for the Class I Directors set forth herein; for approval of the amendment and the material terms of the Company's 1994 Stock Option Plan; for approval of the amendment of the Company's 1997 Employee Stock Purchase Plan; for the ratification of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 31, 1999; and at the discretion of the proxyholders, upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

  If a broker indicates on the enclosed proxy or its substitute that such broker does not have discretionary authority as to certain shares to vote on a particular matter ("Broker Non-Votes"), those shares will not be considered as present with respect to that matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

Deadline for Receipt of Stockholder Proposals

  Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules established by the Securities and Exchange Commission. Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2000 Annual Meeting of Stockholders must be received by the Company no later than December 7, 1999 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting. If such a stockholder fails to comply with the foregoing notice provision the proxy holders will be allowed to use their discretionary authority when and if the proposal is raised at the Company's Annual Meeting in 2000.

  The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Annual Meeting. If a stockholder submits a proposal at the Annual Meeting, notice of which was not provided by such stockholder in accordance with the requirements set forth in the Securities Exchange Act of 1934, as amended, the proxy holders will have discretionary authority to vote on such matter as provided in the proxy card.

                            PRINCIPAL STOCKHOLDERS

  The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of March 15, 1999 as to (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company,
(iii) each of the Named Executive Officers (as defined below under "Executive Compensation and Other Matters--Executive Compensation--Summary Compensation Table") and (iv) all directors and executive officers of the Company as a group. Except as otherwise noted, the stockholders named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws.

                                                                    Approximate
                                                    Common Stock    Percentage
Beneficial Owner                                 Beneficially Owned  Owned(1)
----------------                                 ------------------ -----------
Entities Affiliated with Sierra Ventures(2)....      1,957,711         16.0%
 3000 Sand Hill Road
 Building 4, Suite 210
 Menlo Park, CA 94025

Entities Affiliated with Mayfield(3)...........      1,682,649         13.8%
 2800 Sand Hill Road, 2nd Floor
 Menlo Park, CA 94025

Harry S. Robbins(4)............................      1,276,184         10.5%
 Symphonix Devices, Inc.
 2331 Zanker Road
 San Jose, CA 95131

Coral Partners IV, Limited Partnership.........      1,099,965          9.0%
 60 South Sixth Street, Suite 3510
 Minneapolis, MN 55402

Geoffrey R. Ball...............................        602,239          4.9%
 Symphonix Devices, Inc.
 2331 Zanker Road
 San Jose, CA 95131

Petri T. Vainio(2).............................      1,957,711         16.0%

Michael J. Levinthal(3)........................      1,682,649         13.8%

B.J. Cassin(5).................................        358,290          2.9%

James M. Corbett(6)............................         60,000            *

Bob H. Katz....................................        162,792          1.3%

Alfred G. Merriweather(7)......................        122,967          1.0%

R. Michael Crompton(8).........................        120,588            *

Patrick J. Rimroth(9)..........................        119,534            *

All directors and executive officers as a group
 (12 persons) (2)(3)(4)(5)(6)(7)(8)(9)(10).....      6,587,954         52.4%

--------
  * Less than 1%

 (1) Applicable percentage ownership is based on 12,205,793 shares of Common Stock outstanding as of March 15, 1999 together with applicable options or warrants for such stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, based on factors including voting and investment power with respect to shares subject to the applicable community property laws. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within

    60 days after March 15, 1999 are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

 (2) Consists of 1,850,892 shares held by Sierra Ventures IV, 74,116 shares held by Sierra Ventures IV International and an option to purchase up to 32,703 shares exercisable within 60 days after March 15, 1999 held by Petri T. Vainio. Dr. Vainio, a director of the Company, is a General Partner of the Sierra entities and disclaims beneficial ownership of the shares held by such entities except to the extent of his proportionate partnership interest therein.

 (3) Consists of 1,567,446 shares held by Mayfield VII, 82,499 shares held by Mayfield Associates Fund II and 32,704 shares held by Mayfield VII Management Partners. Mr. Levinthal is a General Partner of Mayfield VII Management Partners, which is the General Partner of Mayfield VII and Mayfield Associates Fund II, and disclaims beneficial ownership of the shares held by such entities except to the extent of his proportionate partnership interest.

 (4) All such shares are held in the name of the Robbins Family Trust. Mr. Robbins holds voting and dispositive power over all such shares.

 (5) Consists of (i) 230,200 shares held in the name of the Cassin Family Trust, over which Mr. Cassin holds voting and dispositive power, (ii) 95,387 shares held by Cassin Family Partners, a California Limited Partnership, over which Mr. Cassin holds voting and dispositive power and
     (iii) an option to purchase up to 32,703 shares exercisable within 60 days after March 15, 1999.

 (6) Includes an option to purchase up to 50,000 shares exercisable within 60 days after March 15, 1999.

 (7) Includes an option to purchase up to 10,000 shares exercisable within 60 days after March 15, 1999. All such shares are held in the name of the Merriweather Family Trust. Mr. Merriweather holds voting and dispositive power over all such shares.

 (8) Includes options to purchase up to 104,474 shares exercisable within 60 days after March 15, 1999.

 (9) Includes an option to purchase up to 10,000 shares exercisable within 60 days after March 15, 1999. 109,314 of such shares are held in the name of the Rimroth Family Trust. Mr. Rimroth holds voting and dispositive power over all such shares.

(10) Includes options to purchase up to 125,000 shares exercisable within 60 days after March 15, 1999.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

  Pursuant to the Company's Restated Certificate of Incorporation, the Company's Board of Directors currently consists of six persons, divided into three classes serving staggered terms of three years. Currently, there are two directors in Class I, two directors in Class II and two directors in Class
III. Two Class I directors are to be elected at the Annual Meeting. The Class II and Class III directors will be elected at the Company's 2000 and 2001 Annual Meetings of Stockholders, respectively. Each of the Class I directors will hold office until the 2002 Annual Meeting of Stockholders or until his successor has been duly elected and qualified.

  Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's two nominees named below, both of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner (in accordance with cumulative voting) as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Vote Required

  If a quorum is present and voting, the two nominees receiving the highest number of votes will be elected to the Board of Directors. Abstentions and "broker non-votes" are not counted in the election of directors.

Information Concerning the Nominees and Incumbent Directors

  The following table sets forth the name and age of each nominee and each director of the Company whose term of office continues after the Annual Meeting, the principal occupation of each during the past five years, and the period during which each has served as a director of the Company.

                                 Principal Occupation During the       Director
 Name                                    Past Five Years           Age  Since
 ----                            -------------------------------   --- --------
 Nominees for Class I Directors:
 James M. Corbett............... James M. Corbett has served as     40   1999
                                  a director of the Company
                                  since March 1999. Mr. Corbett
                                  is currently the President and
                                  Chief Executive Officer of
                                  Home Diagnostics, Inc., a
                                  medical device company.
                                  Previously, he held several
                                  international sales and
                                  marketing management positions
                                  with Boston Scientific
                                  Corporation, Scimed Life
                                  Systems, Inc. and Baxter
                                  Healthcare. Mr. Corbett holds
                                  a B.S. degree from Kansas
                                  University.
 Geoffrey R. Ball............... Geoffrey R. Ball co-founded the    35   1994
                                  Company and has served as Vice
                                  President and Chief Technical
                                  Officer and a director since
                                  May 1994. From 1987 to March
                                  1994, Mr. Ball was a
                                  biomedical engineer in the
                                  hearing research laboratory at
                                  the Veterans Hospital in Palo
                                  Alto, California, affiliated
                                  with Stanford University. Mr.
                                  Ball holds an M.S. degree from
                                  the University of Southern
                                  California and a B.S. degree
                                  from the University of Oregon.

                                 Principal Occupation During the       Director
 Name                                    Past Five Years           Age  Since
 ----                            -------------------------------   --- --------
 Continuing Class II Directors:
 Michael J. Levinthal........... Michael J. Levinthal has served    44   1994
                                  as a director of the Company
                                  since July 1994. Mr. Levinthal
                                  has been a General Partner of
                                  several venture capital funds
                                  affiliated with Mayfield Fund
                                  since 1984. He currently
                                  serves as a director of Focal,
                                  Inc., a medical device
                                  company, and Concur
                                  Technologies, Inc., a software
                                  company. Mr. Levinthal holds a
                                  B.S., an M.S. and an M.B.A.
                                  degree from Stanford
                                  University.
 Petri T. Vainio................ Petri T. Vainio has served as a    39   1994
                                  director of the Company since
                                  July 1994. Dr. Vainio is a
                                  general partner of Sierra
                                  Ventures, a venture capital
                                  firm he joined in 1988. He
                                  currently serves as a director
                                  of Heartport, Inc., a medical
                                  device company. Dr. Vainio
                                  holds M.D. and Ph.D. degrees
                                  from the University of
                                  Helsinki, Finland, and an
                                  M.B.A. degree from Stanford
                                  University.
 Continuing Class III Directors:
 B.J. Cassin.................... B.J. Cassin has served as a        65   1994
                                  director of the Company since
                                  July 1994. Mr. Cassin has been
                                  a private venture capital
                                  investor since 1979.
                                  Previously, he co-founded
                                  Xidex Corporation, a
                                  manufacturer of data storage
                                  media, and served as Vice
                                  President of Marketing. Mr.
                                  Cassin is a director of Cerus
                                  Corporation, a medical device
                                  company (of which he is
                                  Chairman). Mr. Cassin holds an
                                  A.B. degree from Holy Cross
                                  College.
 Harry S. Robbins............... Harry S. Robbins co-founded the    51   1994
                                  Company and has served as
                                  Chairman of the Board of
                                  Directors, President and Chief
                                  Executive Officer of the
                                  Company since its founding in
                                  May 1994. From January 1991 to
                                  December 1993, Mr. Robbins was
                                  President and Chief Executive
                                  Officer of CardioRhythm, Inc.,
                                  a medical device company that,
                                  from May 1992, was a
                                  subsidiary of Medtronic, Inc.
                                  Previously, Mr. Robbins held
                                  executive sales and marketing
                                  positions with Laserscope and
                                  Diasonics, Inc., medical
                                  device companies. Mr. Robbins
                                  is a director of Business
                                  Resource Group, a distributor
                                  of office furniture and
                                  systems. Mr. Robbins holds a
                                  B.A. degree from Pennsylvania
                                  State University.

Board Meetings and Committees

  The Board of Directors of the Company held a total of five meetings during fiscal 1998. No director attended fewer than 75% of the meetings of the Board of Directors held during the period he was a director. The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors has no nominating committee or any committee performing such function.

  The Audit Committee, which consists of directors Cassin, Levinthal and Vainio is responsible for overseeing actions taken by the Company's independent accountants and reviewing the Company's internal financial controls. The Audit Committee met three times during fiscal 1998 and, except for Mr. Levinthal, no director attended fewer than 75% of the meetings of the Audit Committee held during the period he sat on such committee.

  The Compensation Committee, which consists of directors Cassin, Levinthal and Vainio, is responsible for determining salaries, incentives and other forms of compensation for directors, officers and other employees of the Company and administering various incentive compensation and benefit plans. The Compensation Committee held no formal meetings during fiscal 1998.

Compensation of Directors

  Members of the Company's Board of Directors do not receive compensation for their services as directors but are eligible to receive grants of stock options under the Company's 1994 Stock Option Plan. There were no grants to non-employee directors pursuant to the Company's 1994 Stock Option Plan during fiscal 1998.

Compensation Committee Interlocks and Insider Participation

  The Compensation Committee consists of directors Cassin, Levinthal and Vainio. There were no reportable transactions with any members of the Compensation Committee in fiscal 1998.


 THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE NOMINEES SET FORTH HEREIN.

                                 PROPOSAL TWO

                    AMENDMENT OF THE 1994 STOCK OPTION PLAN

  At the Annual Meeting, the stockholders are being asked to approve an amendment of the Company's 1994 Stock Option Plan (the "Option Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 1,500,000 shares and to approve the material terms of the Option Plan, including, but not limited to, share limitations for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

  As of the Record Date a total of 1,999,273 shares of Common Stock have been reserved for issuance under the Option Plan. As of the Record Date 1,171,660 shares had been issued upon the exercise of stock options granted under the Option Plan, 658,713 options were outstanding and 241,574 shares remained available for future grant. An additional 1,500,000 shares will be authorized and available for future grants under the Option Plan for a new total of 3,499,273 shares.

  The Option Plan is structured to allow the Board of Directors broad discretion in creating equity incentives in order to assist the Company in attracting, retaining and motivating the best available personnel for the successful conduct of the Company's business. The Company has had a longstanding practice of linking key employee compensation to corporate performance because it believes that this increases employee motivation to improve stockholder value. The Company has, therefore, consistently included equity incentives as a significant component of compensation for a broad range of the Company's employees. This practice has enabled the Company to attract and retain the talent that it continues to require.

  The Board of Directors believes that the remaining shares available for grant under the Option Plan are insufficient to accomplish the purposes of the Option Plan described above. The Company anticipates there will be a need to hire additional technical and management employees during fiscal 1999 and it will be necessary to offer equity incentives to attract and motivate these individuals, particularly in the extremely competitive job market in Silicon Valley. In addition, in order to retain the services of valuable employees as the Company matures and its employee base grows larger, it will be necessary to grant additional options to current employees as older options become fully vested.

  The essential terms of the Option Plan are summarized as follows:

Purpose

  The purposes of the Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of the Company and to promote the success of the Company's business.

Administration

  The Option Plan provides for administration by the Board of Directors of the Company or one of its committees. The Option Plan is currently being administered by the Board of Directors. The Board of Directors is referred to in this description as the "Administrator." The Administrator determines the terms of options granted including, but not limited to, the exercise price, number of shares subject to the option and the exercisability thereof. All questions of interpretation are determined by the Administrator and its decisions are final and binding upon all participants. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the Option Plan.

Eligibility

  The Option Plan provides that either incentive or nonqualified stock options may be granted to employees (including officers and employee directors) of the Company or any of its designated subsidiaries. In addition, the Option Plan provides that nonqualified stock options may be granted to non-employee directors and consultants of the Company or any of its designated subsidiaries. The Administrator elects the optionees and determines the number of shares to be subject to each option. In making such determination, there are taken into account the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to the success of the Company and other relevant factors. The Option Plan provides a limit of $100,000 on the aggregate fair market value of shares subject to all incentive options which become exercisable for the first time in any one calendar year.

Terms of Options

  Each option is evidenced by a stock option agreement between the Company and the optionee to whom such option is granted and is subject to the following additional terms and conditions:

    (1) Exercise of the Option: The Administrator determines when options granted under the Option Plan may be exercised. An option is exercised when the optionee gives written notice of exercise to the Company, specifying the number of shares of Common Stock to be purchased and tenders payment to the Company of the purchase price. Payment for shares issued upon exercise of an option may consist of cash, check, promissory note, delivery of already-owned shares of the Company's Common Stock (subject to certain conditions), a reduction in the amount of any liability the Company may have to the optionee or any combination of the foregoing methods. Payment may also be made by a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes or such other consideration as determined by the Administrator and as permitted by the Delaware General Corporation Law.

    Options may be exercised at any time on or following the date the options are first exercisable. An Option may not be exercised for a fraction of a share.

    (2) Option Price: The option price of all incentive stock options and nonqualified stock options under the Option Plan is determined by the Administrator but, in the case of incentive stock options, in no event will it be less than the fair market value of the Company's Common Stock on the date the option is granted. For purposes of the Option Plan, fair market value is defined as the closing price per share of the Company's Common Stock on the date of grant as reported on The Nasdaq National Market. In the case of an option granted to an optionee who at the time of grant owns stock representing more than 10% of the voting power of all classes of stock of the Company, the option price must be not less than 110% of the fair market value on the date of grant.

    (3) Termination of Employment: The Option Plan provides that if the optionee's employment by the Company is terminated for any reason, other than death or disability, options may be exercised within three months (or such other period of time not exceeding three months as determined by the Administrator) after such termination and may be exercised only to the extent the options were exercisable on the date of termination.

    (4) Death: If an optionee should die while an employee or a consultant of the Company, options may be exercised at any time within twelve months after the date of death but only to the extent that the options were exercisable on the date of death and in no event later than the expiration of the term of such option.

    (5) Disability: If an optionee's employment is terminated due to a disability, options may be exercised at any time within twelve months from the date of such termination, but only to the extent that the options were exercisable on the date of termination of employment and in no event later than the expiration of the term of such option.

    (6) Termination of Options: Options granted under the Option Plan have a term as is determined by the Administrator, with incentive stock options expiring no later than ten years from the date of grant. However, incentive stock options granted to an optionee who immediately before the grant of such option owns more than 10% of the voting power of all classes of stock of the Company or a parent or subsidiary corporation may not have a term of more than five years. No option may be exercised by any person after such expiration.

    (7) Nontransferability of Options: An option is nontransferable by the optionee, other than by will or the laws of descent and distribution or a qualified domestic relations order and is exercisable only by the optionee (or in the event of death by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee).

Adjustment Upon Changes in Capitalization

  In the event any change such as a stock split or dividend is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment will be made in the option price and in the number of shares subject to each option. In the event of the proposed dissolution or liquidation of the Company, the Administrator may in its discretion provide for an optionee to have the right to exercise his or her option until 10 days prior to such transaction, including shares as to which the option would not otherwise be exercisable. To the extent it has not been previously exercised, an option will terminate immediately prior to the consummation of such proposed action. In the event of a merger of the Company with or into another corporation or sale of substantially all of the assets of the Company, all outstanding options will be assumed or an equivalent option substituted by the successor corporation. In the event that the successor refuses to assume or substitute for an option, the optionee shall fully vest in and have the right to exercise such option in full, including shares as to which such option would not otherwise be exercisable for a period of 15 days from the date the Administrator gives notice to the optionee.

Performance-Based Compensation Limitations

  No employee will be granted, in any fiscal year of the Company, options to purchase more than 500,000 shares of Common Stock. The foregoing limitation, which will be adjusted proportionately in connection with any change in the Company's capitalization, is intended to satisfy the requirements applicable to options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code. In the event that the Administrator determines that such limitation is not required to qualify options as performance-based compensation, the Administrator may modify or eliminate such limitation.

Amendment and Termination

  The Board of Directors may amend the Option Plan at any time or from time to time or may terminate it without approval of the stockholders; provided, however, that stockholder approval is required for any amendment which increases the number of shares which may be issued under the Option Plan or as necessary to remain in compliance with Rule 16b-3 of the Securities Exchange Act of 1934, as amended, or Section 422 of the Code. However, no action by the Board of Directors or stockholders may alter or impair any option previously granted under the Option Plan without the consent of the optionee. In any event, the Option Plan will terminate in June 2004.

Tax Information

  Options granted under the Option Plan may be either incentive stock options (as defined in Section 422 of the Code) or nonqualified options. An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or 10% stockholder of the Company. Generally, the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

  All other options which do not qualify as incentive stock options are referred to as nonqualified options. An optionee will not recognize any taxable income at the time he or she is granted a nonqualified option. However, upon its exercise, the optionee will recognize ordinary income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price to the extent not recognized as taxable income as described above will be treated as long-term or short-term capital gain or loss depending on the holding period.

  Generally, the Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonqualified option.

  The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Option Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

Participation in the Option Plan

  The grant of options under the Option Plan to executive officers, including the officers named in the Summary Compensation Table below, is subject to the discretion of the Administrator. As of the date of this proxy statement, there has been no determination by the Administrator with respect to future awards under the Option Plan. Accordingly, future awards are not determinable. The table of option grants under "Executive Compensation and Other Matters--Option Grants in Last Fiscal Year" provides information with respect to the grant of options to the Named Executive Officers during fiscal 1998. Information regarding options granted to Outside Directors pursuant to the Option Plan during fiscal 1998 is set forth under the heading "Proposal One--Election of Directors--Compensation of Directors." During fiscal 1998, all current executive officers as a group and all other individuals as a group received options to purchase 80,000 shares and 201,754 shares, respectively, pursuant to the Option Plan. As of the Record Date, approximately 80 employees, directors and consultants were eligible to participate in the Option Plan.

Vote Required

  The affirmative vote of a majority of the shares of the Company's Common Stock present and voting at the Annual Meeting will be required to approve the amendment of the Option Plan.

 THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE APPROVAL OF THE AMENDMENT OF THE OPTION PLAN.

                                PROPOSAL THREE

              AMENDMENT OF THE 1997 EMPLOYEE STOCK PURCHASE PLAN

  At the Annual Meeting, the stockholders are being asked to approve an amendment of the Company's 1997 Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of shares reserved for issuance thereunder by 200,000 shares. Exclusive of the 200,000 shares for which approval is sought hereunder, a total of 75,000 shares of Common Stock have been reserved for issuance under the Purchase Plan. As of the Record Date, a total of 24,346 shares had been issued to employees at an average purchase price of $3.08 per share pursuant to two offerings under the Purchase Plan and, exclusive of the 200,000 shares for which approval is sought hereunder, 50,654 shares remain available for future issuance.

  The fair market value of the Common Stock of the Company on the first day of the most recent offering period was $3 9/16 per share. See "Purchase Price."

  The essential terms of the Purchase Plan, as amended, are summarized as follows:

Purpose

  The purpose of the Purchase Plan is to provide employees of the Company and of any subsidiary which is designated by the Board of Directors to participate in the Purchase Plan with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. The Purchase Plan is intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

Administration

  The Purchase Plan provides for administration by the Board of Directors of the Company or a committee appointed by the Board. The Purchase Plan is currently administered by the Board. All questions of interpretation or application of the Purchase Plan are determined by the Board of Directors or its appointed committee, and its decisions are final and binding upon all participants. No charge for administrative or other costs may be made against the payroll deductions of a participant in the Purchase Plan. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the Purchase Plan.

Offering Periods

  The Purchase Plan has offering periods of approximately twenty-four months, each divided into four six-month purchase periods. The offering periods commence on or after May 1 and November 1 of each year. The Board of Directors has the power to alter the duration of the offering periods without stockholder approval.

Eligibility

  Any person who (i) is a regular employee scheduled to work at least twenty hours per week and at least five months per calendar year and (ii) was employed by the Company on the first day of the offering period (or by any subsidiary designated from time to time by the Board of Directors) is eligible to participate in the Purchase Plan.

  Eligible employees become participants in the Purchase Plan by delivering to the Company's payroll office a subscription agreement authorizing payroll deductions. An employee who becomes eligible to participate in the Purchase Plan after the commencement of an offering may not participate in the Purchase Plan until the commencement of the next offering period.

Purchase Price

  The price at which shares are sold to participating employees is equal to eighty-five percent (85%) of the lower of the fair market value per share of the Common Stock on (i) the first day of the offering period or (ii) the last day of the purchase period. For purposes of the Purchase Plan, fair market value is defined as the closing price per share of the Company's Common Stock on either (i) or (ii) above as reported on The Nasdaq National Market. The closing sale price per share of the Company's Common Stock on The Nasdaq National Market on the Record Date was $2 7/16.

Payment of Purchase Price; Payroll Deductions

  The purchase price of the shares is accumulated by payroll deductions over the duration of the offering period. The deductions may not exceed 10% of a participant's compensation. A participant may discontinue his or her participation in the Purchase Plan and may decrease the rate of his or her payroll deductions at any time during the offering period. Payroll deductions commence on the first payday following the beginning of the offering period and will continue at the same rate until the end of the offering period until terminated or changed as provided in the Purchase Plan.

Purchase of Stock; Exercise of Option

  By executing a subscription agreement to participate in the Purchase Plan, an employee is granted an option to purchase shares of Common Stock. The maximum number of shares which a participant has an option to purchase in a particular purchase period is that number arrived at by dividing the amount of his or her compensation which he or she has elected to have withheld for the purchase period by the lower of (i) 85% of the fair market value of a share of Common Stock on the first day of the offering period, or (ii) 85% of the fair market value of a share of Common Stock on the last day of the purchase period as long as the total number of shares issued to a participant for any purchase period does not exceed a number determined by dividing $12,500 by the market value of a share of Common Stock at the beginning of the offering period. Unless the employee's participation is discontinued, the option for the purchase of shares will be exercised automatically at the end of the purchase period at the applicable price.

  Notwithstanding the foregoing, no employee is permitted to subscribe for shares under the Purchase Plan (a) if, immediately after the grant of the option, the employee would own, and/or hold outstanding options to purchase, 5% or more of the combined voting power or value of all classes of the capital stock of the Company or (b) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. Furthermore, if the number of shares which would otherwise be placed under option at the beginning of an offering period exceeds the number of shares then available under the Purchase Plan, a pro rata allocation of the shares remaining will be made in as equitable a manner as is practicable.

Withdrawal

  A participant's interest in a given offering may be determined in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable offering period. Any withdrawal by the employee during a given offering automatically terminates the employee's interest in that offering. If a participant withdraws from an offering period, payroll deductions will not resume at the beginning of the next offering period (as they otherwise would) unless the participant delivers a new subscription agreement to the Company.

Termination of Employment

  Termination of a participant's employment for any reason, including retirement or death, cancels his or her participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned without interest to such participant, or, in the case of death, to the person or persons entitled thereto as specified by the employee in the subscription agreement.

Capital Changes

  In the event of any changes in the capitalization of the Company, such as stock splits or stock dividends, resulting in an increase or decrease in the number of shares of Common Stock, effected without receipt of consideration by the Company, appropriate adjustments will be made by the Company in the number of shares subject to purchase and in the purchase price per share.

Dissolution, Liquidation, Merger or Asset Sale

  In the event of the proposed dissolution or liquidation of the Company, the current offering periods will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board of Directors. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the purchase period then in progress will be shortened by setting a new exercise date (which date will be before the date of the Company's proposed sale or merger) and the offering period then in progress will end on such new exercise date, unless the successor corporation assumes all outstanding options under the Purchase Plan.

Nonassignability

  No rights or accumulated payroll deductions of an employee under the Purchase Plan may be pledged, assigned, transferred or otherwise disposed of in any way by the participant and any such attempt may be treated by the Company as an election to withdraw funds from the current offering period.

Amendment and Termination of the Purchase Plan

  The Board of Directors may at any time and for any reason amend or terminate the Purchase Plan, except that such termination will not affect options previously granted nor may any amendment make any changes in an option granted prior thereto which adversely affects the rights of any participant. No amendment may be made to the Purchase Plan without prior approval of the stockholders of the Company if such amendment would increase the number of shares reserved under the Purchase Plan, materially modify the eligibility requirements, or materially increase the benefits which may accrue to participants under the Purchase Plan. In any event, the Purchase Plan will terminate in March 2007.

Use of Funds

  All payroll deductions received or held by the Company under the Purchase Plan may be used in the Company for any corporate purpose. No interest will accrue on the payroll deductions of a participant in the Purchase Plan.

Automatic Transfer to Low Price Offering Period

  To the extent permitted by federal securities law, if the fair market value of a share of Common Stock of the Company on the last day of a purchase period is lower than the fair market value of a share of Common Stock of the Company on the first day of an offering period, then all participants in such offering period will immediately be automatically withdrawn after the exercise of their option and automatically re-enrolled in the next offering period.

Tax Consequences of Purchase Plan Transactions.

  The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Code. Under these provisions, no income is taxable to a participant until the shares purchased under the Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax, depending in part on how long the shares are held by the participant. If the shares are sold or otherwise disposed of more than two years from the first day of the offering period, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or
(b) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares were purchased by the participant over the participant's purchase price. Any additional gain or loss on the sale or disposition will be capital gain or loss. the Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period described above.

Participation in the 1997 Purchase Plan

  Participation in the Purchase Plan is voluntary and is dependent on each eligible employee's election to participate and his or her determination as to the level of payroll deductions. Accordingly, future purchases under the Purchase Plan are not determinable. Nonemployee directors are not eligible to participate in the Purchase Plan.

  The following table sets forth certain information regarding shares purchased during the fiscal year ended December 31, 1998 by each of the executive officers named in the Summary Compensation Table below, all current executive officers as a group, all nonemployee directors as a group and all other employees who participated in the Purchase Plan as a group:

                                                            Number of   Dollar
                                                             Shares      Value
   Name of Individual or Identity of Group and Position   Purchased (#) ($)(1)
   ----------------------------------------------------   ------------- -------
   Alfred G. Merriweather, Vice President of Finance,
    Chief Financial Officer and Assistant Secretary....         321     $   175
   R. Michael Crompton, Vice President of Regulatory
    Affairs and Quality Assurance......................       1,579         859
   Patrick J. Rimroth, Vice President of Operations....         302         164
   All executive officers as a group (8 persons).......       2,202       1,198
   All nonemployee directors...........................           *           *
   All other employees as a group......................      22,144      12,046

--------
 * Not eligible to participate in the Purchase Plan.

(1) Market value of shares on date of purchase minus the purchase price under the Purchase Plan.

Vote Required

  The affirmative vote of a majority of the shares of the Company's Common Stock present and voting at the Annual Meeting will be required to approve the amendment of the Purchase Plan.

 THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE AMENDMENT OF THE PURCHASE PLAN.

                                 PROPOSAL FOUR

            RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

  The Board of Directors has selected PricewaterhouseCoopers LLP, independent accountants, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1999. Although action by stockholders is not required by law, the Board of Directors has determined that it is desirable to request approval of this selection by the stockholders. Notwithstanding the selection, the Board of Directors, in its discretion, may direct the appointment of new independent accountants at any time during the year, if the Board of Directors feels that such a change would be in the best interest of the Company and its stockholders. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

  PricewaterhouseCoopers LLP has audited the Company's financial statements annually since 1994. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

 THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS.

                   EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

                          SUMMARY COMPENSATION TABLE

  The following Summary Compensation Table sets forth certain information regarding the compensation of the Chief Executive Officer of the Company, the four next most highly compensated executive officers in the fiscal year ended December 31, 1998 (collectively, the "Named Executive Officers") of the Company for services rendered in all capacities to the Company for the fiscal years indicated.

                                                                     Long-Term
                                                                    Compensation
                                                                       Awards
                                                                    ------------
                                      Annual                         Number of
                                   Compensation                      Securities
                                 -----------------                   Underlying
   Name and Principal     Fiscal  Salary   Bonus     Other Annual     Options
        Position           Year    ($)      ($)    Compensation ($)    (#)(1)
   ------------------     ------ -------- -------- ---------------- ------------
Harry S. Robbins........   1998  $259,615 $100,000     $   --             --
 President and Chief       1997   224,327  105,750         --             --
 Executive Officer         1996   199,039   82,000         --         250,602


Alfred G. Merriweather..   1998   158,011   39,000         --          10,000
 Vice President of         1997   138,832   39,389         --          14,534
 Finance, Chief            1996    73,212   21,617         --          98,109
 Financial Officer and
 Assistant
 Secretary

R. Michael Crompton.....   1998   155,253   38,390         --          10,000
 Vice President of         1997   122,627   33,865         --          29,069
 Regulatory Affairs        1996    59,538   15,930         --          79,940
 and Quality Assurance

Bob H. Katz.............   1998   153,678   31,539         --             --
 Vice President of         1997   121,706   32,533         --          43,603
 Research and              1996   116,473   29,208         --          14,534
 Development

Patrick J. Rimroth......   1998   149,128   37,037         --          10,000
 Vice President of         1997   120,665   33,347         --          29,068
 Operations                1996   115,008   33,961      13,920(2)      14,534

--------
(1) These shares are subject to exercise under stock options granted pursuant to the Company's 1994 Stock Option Plan. See "--Option Grants in Last Fiscal Year."

(2) Consists of moving and relocation expenses.

                       OPTION GRANTS IN LAST FISCAL YEAR

  The following table provides information relating to stock options awarded to each of the Named Executive Officers during the fiscal year ended December 31, 1998. All such options were awarded under the Company's 1994 Stock Option Plan.

                                            Individual Grants                    Potential Realizable
                          ------------------------------------------------------   Value at Assumed
                            Number of        Percent of                          Rates of Stock Price
                            Securities     Total Options    Exercise               Appreciation for
                            Underlying       Granted to     Price Per               Options Term(1)
                             Options        Employees in      Share   Expiration ---------------------
Name                      Granted (#)(2) Fiscal 1998 (%)(3) ($)(4)(5)    Date      5% ($)    10% ($)
----                      -------------- ------------------ --------- ---------- ---------- ----------
Alfred G. Merriweather..      10,000            3.5          $3.125   08/31/2008    $19,653    $49,804
R. Michael Crompton.....      10,000            3.5           3.125   08/31/2008     19,653     49,804
Patrick J. Rimroth......      10,000            3.5           3.125   08/31/2008     19,653     49,804

--------
(1) Potential realizable value is based on the assumption that the Common Stock of the Company appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the ten year option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth.

(2) Each of the options listed above vests as follows: The options are immediately exercisable, conditioned upon the optionee entering into a restricted stock purchase agreement with the Company with respect to any unvested shares. The options vest or are released from the repurchase option of the Company at the rate of one forty-eighth ( 1/48) of the total number of shares subject to each option at the end of each full month beginning on the grant date for each option.

(3) Based on an aggregate of 281,754 options granted by the Company in the year ended December 31, 1998 to employees of and consultants to the Company, including the Named Executive Officers.

(4) Options were granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant.

(5) Exercise price may be paid in cash, check, promissory note, by delivery of already-owned shares of the Company's Common Stock subject to certain conditions, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company amount of sale or loan proceeds required to pay the exercise price, a reduction in the amount of any Company liability to an optionee, or any combination of the foregoing methods of payment or such other consideration or method of payment to the extent permitted under applicable law.

                AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

  The following table sets forth certain information regarding the exercise of stock options by the Named Executive Officers during the fiscal year ended December 31, 1998 and the value of stock options held as of December 31, 1998 by the Named Executive Officers.

                                                           Number of
                                                     Securities Underlying     Value of Unexercised
                                                    Unexercised Options at    In-The-Money Options at
                                           Value     December 31, 1998 (#)   December 31, 1998 ($)(2)
                          Shares Acquired Realized ------------------------- -------------------------
Name                      on Exercise (#)  ($)(1)  Exercisable Unexercisable Exercisable Unexercisable
----                      --------------- -------- ----------- ------------- ----------- -------------
Harry S. Robbins........         --          --          --          --       $    --          --
Alfred G. Merriweather..         --          --       10,000         --         10,000         --
R. Michael Crompton.....         --          --      104,474         --        288,009         --
Bob H. Katz.............         --          --          --          --            --          --
Patrick J. Rimroth......         --          --       10,000         --         10,000         --

--------
(1) Fair market value of the Company's Common Stock on the date of exercise minus the exercise price.

(2) Fair market value of the Company's Common Stock at fiscal year-end ($4.125 based on the last reported sale price of the Company's Common Stock on December 31, 1998) minus the exercise price.

Employment Contracts and Change-in-Control Arrangements

 Option Vesting Agreements

  The Company has entered into an option vesting agreement with each of its officers with whom it has entered into a stock option agreement, to provide for accelerated vesting of all shares subject to such option (i) 12 months after a change in control or (ii) in the event such officer is involuntarily terminated within the 12 month period following a change in control. For purposes of the option vesting agreement, "change in control" is defined as
(i) the closing of a merger, reorganization, sale of shares or sale of substantially all of the assets of the Company in which the stockholders of the Company immediately prior to the closing of the transaction own less than 50% of the voting power of the surviving or controlling entity (or its parent) immediately after the transaction, or (ii) the date of the approval by the stockholders of the Company of a plan of complete liquidation of the Company.

Certain Transactions

 Transactions with Directors, Executive Officers and Others

  On March 14, 1997, the Company entered into an assignment agreement with VibRx, Inc., a Delaware corporation ("VibRx"), whereby the Company assigned to VibRx all of the right, title and interest of the Company in and to any and all existing inventions, original works of authorship, developments, improvements, trade secrets, patents and patent applications relating to (i) an apparatus and method for sonically enhanced drug delivery and (ii) an apparatus and method for sonically enhanced drug delivery with micro electromechanical machining. Harry S. Robbins, the Company's President and Chief Executive Officer, is the President, sole director and sole stockholder of VibRx. Independent and disinterested members of the Company's Board of Directors negotiated the terms of such transfer with Mr. Robbins, who negotiated on behalf of VibRx. Such terms provide that immediately prior to the closing of an initial financing in which VibRx receives at least
$500,000, VibRx will issue Symphonix that number of shares of common stock equal to 20% of the then outstanding capital stock of VibRx (including reserved shares).

  In fiscal 1998, the Company purchased furniture and fixtures totaling $242,000 from Business Resource Group ("BRG"). Mr. Robbins, is currently a member of the board of directors of BRG. As of December 31, 1998, the Company had no remaining financial obligations to BRG.

  The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions, including loans, between the Company and its officers, directors, principal stockholders and their affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors, and will continue to be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

  During the fiscal year ended December 31, 1998 the Company's executive compensation program was approved by the Board's Compensation Committee and the Board of Directors. The following is the report of the Compensation Committee with respect to the compensation paid to the Company's executive officers during fiscal 1998. Actual compensation earned during the fiscal year by the Named Executive Officers is shown in the Summary Compensation Table above.

Compensation Philosophy

  The Company's philosophy in setting its compensation policies for executive officers is to maximize stockholder value over time. The primary goal of the Company's executive compensation program is therefore to closely align the interests of the executive officers with those of the Company's stockholders. To achieve this goal the Company attempts to (i) offer compensation opportunities that attract and retain executives whose abilities are critical to the long-term success of the Company, motivate individuals to perform at their highest level and reward outstanding achievement, (ii) maintain a significant portion of the executive's total compensation at risk, tied to achievement of financial, organizational and management performance goals, and
(iii) encourage executives to manage from the perspective of owners with an equity stake in the Company.

  The compensation program for the Company's executive officers consists of the following components: base salary, annual cash incentives and long-term stock option incentives.

 Base Salary

  The Compensation Committee reviewed and approved fiscal 1998 base salaries for the Chief Executive Officer and other executive officers at the beginning of the fiscal year and as necessary at various times during the fiscal year. Base salaries were established by the Compensation Committee based upon competitive compensation data for similarly situated companies in the medical device industry, the executive's job responsibilities, level of experience, individual performance and contribution to the business. Executive officer salaries have been targeted at or above the average rates paid by competitors to enable the Company to attract, motivate, reward and retain highly skilled executives. In order to evaluate the Company's competitive posture in the industry, the Compensation Committee reviewed and analyzed the compensation packages, including base salary levels, offered by other medical device companies. The competitive information was obtained from surveys prepared by reputable consulting companies or industry associations. In making base salary decisions, the Compensation Committee exercised its discretion and judgment based upon these factors. No specific formula was applied to determine the weight of each factor.

Annual Cash Incentives

  Annual cash incentives are established to provide a direct linkage between individual pay and annual corporate performance. The Company generally provides annual bonus payments to its executive officers based on achieving a set of specific corporate and individual goals established at the beginning of the fiscal year. Target bonuses are established based on a percentage of each officer's salary and the portion of that target that is paid is based on the committee's determination of the extent to which each officer's predetermined goals were accomplished. In establishing bonus payments for fiscal 1998, the Committee measured progress in the Company's product development programs, clinical trials and manufacturing operations during the year, as well as financial performance.

 Long-Term Stock Option Incentives

  The Company generally provides its executive officers with long-term incentive compensation through grants of stock options under the Company's 1994 Stock Option Plan. The Compensation Committee believes that stock options provide the Company's executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Company's Common Stock. The Compensation Committee believes that stock options directly motivate an executive to maximize long-term stockholder value. The options also utilize vesting periods that encourage key executives to continue in the employ of the Company. All options granted to executive officers in fiscal 1998 were granted at an exercise price that was at the fair market value of the Company's Common Stock on the date of grant. The Compensation Committee considers the grant of each option subjectively, considering factors such as the individual performance of the executive officer and the anticipated contribution of the executive officer to the attainment of the Company's long-term strategic performance goals. Long-term incentives granted in prior years are also taken into consideration.

Section 162(m)

  The Board has considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to the Company's executive officers. Section 162(m) disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1.0 million in any taxable year for any of the executive officers named in the proxy statement, unless compensation is performance-based. The Company has adopted a policy that, where reasonably practicable, the Company will seek to qualify the variable compensation paid to its executive officers for an exemption from the deductibility limitations of Section 162(m). As a result, the stockholders are being requested at the Annual Meeting to approve certain amendments to the Company's 1994 Stock Option Plan intended to preserve the Company's ability to deduct the compensation expense relating to stock options granted under the 1994 Stock Option Plan. In approving the amount and form of compensation for the Company's executive officers, the Compensation Committee will continue to consider all elements of the cost to the Company of providing such compensation, including the potential impact of Section 162(m).

                                          Respectfully submitted by:

                                          B. J. Cassin
                                          Michael J. Levinthal
                                          Petri T. Vainio

                               PERFORMANCE GRAPH

  Set forth below is a line graph comparing the percentage change in the cumulative return to the stockholders of the Company's Common Stock with the cumulative return of The Nasdaq National Market, U.S. index and of the Nasdaq Medical Devices, Instruments and Supplies index for the period commencing February 19, 1998 (the date the Company's Common Stock commenced trading on the Nasdaq National Market) and ending on December 31, 1998. Returns for the indices are weighted based on market capitalization at the beginning of each fiscal year.

                     Comparison of Cumulative Total Return
                        among Symphonix Devices, Inc.,
                  The Nasdaq National Market, U.S. Index and
          the Nasdaq Medical Devices, Instruments and Supplies Index



                       [PERFORMANCE GRAPH APPEARS HERE]

                                         Nasdaq      Nasdaq Medical
                                         National    Devices,
                                         Market,     Instruments
Measurement Period       Symphonix       U.S.        and Supplies
(Fiscal Year Covered)    Devices, Inc.   Index       Index
-------------------      -------------   ---------   ----------
 2/19/98                     $100          $100         $100
12/31/98                     $ 34          $127         $106

  The information contained above under the captions "Report of the Board of Directors on Executive Compensation" and "Performance Graph" shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates it by reference into such filing.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from reporting persons, the Company believes that, during the fiscal year ended December 31, 1998, all such forms were filed on a timely basis except for a Form 4 pursuant to an open market purchase of 220 shares of Common Stock by Patrick J. Rimroth, the Company's Vice President of Operations, in December 1998, which was reported on a Form 5.

                                 OTHER MATTERS

  The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS

Dated: March 31, 1999

                                                                      1702-PS-99

                                                                      APPENDIX A

                            SYMPHONIX DEVICES, INC.

                            1994 STOCK OPTION PLAN
             (as amended and restated effective February 19, 1998)


    1.  Purposes of the Plan.  The purposes of this Stock Option Plan are:
        --------------------

        . to attract and retain the best available personnel for positions of substantial responsibility,

        . to provide additional incentive to Employees, Directors and Consultants, and

        .   to promote the success of the Company's business.

    Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

    2.  Definitions.  As used herein, the following definitions shall apply:
        -----------

        (a) "Administrator" means the Board or any of its Committees as shall be
             -------------
administering the Plan, in accordance with Section 4 of the Plan.

        (b) "Applicable Laws" means the requirements relating to the
             ---------------
administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

        (c) "Board" means the Board of Directors of the Company.
             -----

        (d) "Code" means the Internal Revenue Code of 1986, as amended.
             ----

        (e) "Committee"  means a committee of Directors appointed by the Board
             ---------
in accordance with Section 4 of the Plan.

        (f) "Common Stock" means the common stock of the Company.
             ------------

        (g) "Company" means Symphonix Devices, a Delaware corporation.
             -------

        (h) "Consultant" means any person, including an advisor, engaged by the
             ----------
Company or a Parent or Subsidiary to render services to such entity.

        (i) "Director" means a member of the Board.
             --------

        (j) "Disability" means total and permanent disability as defined in
             ----------
Section 22(e)(3) of the Code.

        (k) "Employee" means any person, including Officers and Directors,
             --------
employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

        (l) "Exchange Act" means the Securities Exchange Act of 1934, as
             ------------
amended.

        (m) "Fair Market Value" means, as of any date, the value of Common Stock
             -----------------
determined as follows:

            (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

            (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

            (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

        (n) "Incentive Stock Option" means an Option intended to qualify as an
             ----------------------
incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (o) "Nonstatutory Stock Option" means an Option not intended to qualify
             -------------------------
as an Incentive Stock Option.

        (p) "Notice of Grant" means a written or electronic notice evidencing
             ---------------
certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

        (q) "Officer" means a person who is an officer of the Company within the
             -------
meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (r) "Option" means a stock option granted pursuant to the Plan.
             ------

        (s) "Option Agreement" means an agreement between the Company and an
             ----------------
Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

        (t) "Option Exchange Program" means a program whereby outstanding
             -----------------------
Options are surrendered in exchange for Options with a lower exercise price.

        (u) "Optioned Stock" means the Common Stock subject to an Option.
             --------------

        (v) "Optionee" means the holder of an outstanding Option granted under
             --------
the Plan.

        (w) "Parent" means a "parent corporation," whether now or hereafter
             ------
existing, as defined in Section 424(e) of the Code.

        (x) "Plan" means this 1994 Stock Option Plan.
             ----

        (y) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor
             ----------
to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

        (z) "Section 16(b)" means Section 16(b) of the Exchange Act.
             -------------

        (aa) "Service Provider" means an Employee, Director or Consultant.
              ----------------

        (bb) "Share" means a share of the Common Stock, as adjusted in
              -----
accordance with Section 13 of the Plan.

        (cc) "Subsidiary" means a "subsidiary corporation", whether now or
              ----------
hereafter existing, as defined in Section 424(f) of the Code.

    3.  Stock Subject to the Plan.  Subject to the provisions of Section 13 of
        -------------------------
the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 3,499,273 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

        If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided,
                                                               --------
however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

    4.  Administration of the Plan.
        --------------------------

        (a) Procedure.
            ---------

            (i)   Multiple Administrative Bodies. The Plan may be administered
                  ------------------------------
by different Committees with respect to different groups of Service Providers.

            (ii)  Section 162(m). To the extent that the Administrator
                  --------------
determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

            (ii) Rule 16b-3.  To the extent desirable to qualify transactions
                 ----------
hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

            (iv)  Other Administration.  Other than as provided above, the Plan
                  --------------------
shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

        (b) Powers of the Administrator.  Subject to the provisions of the Plan,
            ---------------------------
and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

            (i)   to determine the Fair Market Value;

            (ii) to select the Service Providers to whom Options may be granted hereunder;

            (iii) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

            (iv)  to approve forms of agreement for use under the Plan;

            (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option of the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

            (vi) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

            (vii) to institute an Option Exchange Program;

            (viii)to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

            (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

            (x) to modify or amend each Option (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

            (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

            (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

            (xiii)to make all other determinations deemed necessary or advisable for administering the Plan.

        (c) Effect of Administrator's Decision.  The Administrator's decisions,
            ----------------------------------
determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

    5.  Eligibility.  Nonstatutory Stock Options may be granted to Service
        -----------
Providers.  Incentive Stock Options may be granted only to Employees.

    6.  Limitations.
        -----------

        (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

        (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

        (c) The following limitations shall apply to grants of Options:

            (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 500,000 Shares.

            (ii) The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 13.

            (iii) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limit set forth in subsection (i) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

    7.  Term of Plan.  Subject to Section 19 of the Plan, the Plan shall become
        ------------
effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

    8.  Term of Option.  The term of each Option shall be stated in the Option
        --------------
Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

    9.  Option Exercise Price and Consideration.
        ---------------------------------------

        (a) Exercise Price.  The per share exercise price for the Shares to be
            --------------
issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

            (i) In the case of an Incentive Stock Option

                (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

            (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

            (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

        (b) Waiting Period and Exercise Dates.  At the time an Option is
            ---------------------------------
granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

        (c) Form of Consideration.  The Administrator shall determine the
            ---------------------
acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

            (i)   cash;

            (ii)  check;

            (iii) promissory note;

            (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

            (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

            (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

            (vii) any combination of the foregoing methods of payment; or

            (viii)such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

    10. Exercise of Option.
        ------------------

        (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted
            -----------------------------------------------
hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

            An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

            Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

        (b) Termination of Relationship as a Service Provider.  If an Optionee
            -------------------------------------------------
ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (c) Disability of Optionee.  If an Optionee ceases to be a Service
            ----------------------
Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (d) Death of Optionee.  If an Optionee dies while a Service Provider,
            -----------------
the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (e) Buyout Provisions.  The Administrator may at any time offer to buy
            -----------------
out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.


    11. Non-Transferability of Options.  Unless determined otherwise by the
        ------------------------------
Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

    12. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset
        ------------------------------------------------------------------------
    Sale.
    ----

        (a) Changes in Capitalization.  Subject to any required action by the
            -------------------------
stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

        (b) Dissolution or Liquidation.  In the event of the proposed
            --------------------------
dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

        (c) Merger or Asset Sale.  In the event of a merger of the Company with
            --------------------
or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

    13. Date of Grant.  The date of grant of an Option shall be, for all
        -------------
purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

    14. Amendment and Termination of the Plan.
        -------------------------------------

        (a) Amendment and Termination.  The Board may at any time amend, alter,
            -------------------------
suspend or terminate the Plan.

        (b) Stockholder Approval.  The Company shall obtain stockholder approval
            --------------------
of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

        (c) Effect of Amendment or Termination.  No amendment, alteration,
            ----------------------------------
suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

    15. Conditions Upon Issuance of Shares.
        ----------------------------------

        (a) Legal Compliance.  Shares shall not be issued pursuant to the
            ----------------
exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        (b) Investment Representations.  As a condition to the exercise of an
            --------------------------
Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

    16. Inability to Obtain Authority.  The inability of the Company to obtain
        -----------------------------
authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    17. Reservation of Shares.  The Company, during the term of this Plan, will
        ---------------------
at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    18. Stockholder Approval.  The Plan shall be subject to approval by the
        --------------------
stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                                                                      Appendix B

                            SYMPHONIX DEVICES, INC.

                       1997 EMPLOYEE STOCK PURCHASE PLAN


     The following constitute the provisions of the 1997 Employee Stock Purchase Plan of Symphonix Devices, Inc.

     1.   Purpose.  The purpose of the Plan is to provide employees of the
          -------
Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.   Definitions.
          -----------

          (a) "Board" shall mean the Board of Directors of the Company.
               -----

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.
               ----

          (c) "Common Stock" shall mean the Common Stock of the Company.
               ------------

          (d) "Company" shall mean Symphonix Devices, Inc. and any Designated
               -------
Subsidiary of the Company.

          (e) "Compensation" shall mean all base straight time gross earnings
               ------------
and commissions, but exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

          (f) "Designated Subsidiary" shall mean any Subsidiary which has been
               ---------------------
designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (g) "Employee" shall mean any individual who is an Employee of the
               --------
Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

          (h) "Enrollment Date" shall mean the first day of each Offering
               ---------------
Period.

          (i) "Exercise Date" shall mean the last day of each Purchase Period.
               -------------

          (j) "Fair Market Value" shall mean, as of any date, the value of
               -----------------
Common Stock determined as follows:

              (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day on the date of such determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable, or;

              (2) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

              (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board, or;

              (4) For purposes of the Enrollment Date of the first Offering Period under the Plan, the Fair Market Value shall be the initial price to the public as set forth in the final prospectus included within the registration statement in Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Company's Common Stock (the "Registration Statement").

          (k) "Offering Periods" shall mean the periods of approximately twenty-
               ----------------
four (24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after May 1 and November 1 of each year and terminating on the last Trading Day in the periods ending twenty-four months later; provided, however, that the first Offering Period under the Plan shall commence with the first Trading Day on or after the date on which the Securities and Exchange Commission declares the Company's Registration Statement effective and ending on the last Trading Day on or before April 30, 2000. The duration and timing of Offering Periods may be changed pursuant to
Section 4 of this Plan.

          (l) "Plan" shall mean this Employee Stock Purchase Plan.
               ----

          (m) "Purchase Price" shall mean an amount equal to 85% of the Fair
               --------------
Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

          (n) "Purchase Period" shall mean the approximately six month period
               ---------------
commencing after one Exercise Date and ending with the next Exercise Date, except that the first

Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date.

          (o) "Reserves" shall mean the number of shares of Common Stock covered
               --------
by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

          (p) "Subsidiary" shall mean a corporation, domestic or foreign, of
               ----------
which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

          (q) "Trading Day" shall mean a day on which national stock exchanges
               -----------
and the Nasdaq System are open for trading.

     3.   Eligibility.
          -----------

          (a) Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4.   Offering Periods.  The Plan shall be implemented by consecutive,
          ----------------
overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 1 and November 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof; provided, however, that the first Offering Period under the Plan shall commence with the first Trading Day on or after the date on which the Securities and Exchange Commission declares the Company's Registration Statement effective and ending on the last Trading Day on or before April 30, 2000. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

     5.   Participation.
          -------------

          (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date and by opening an account at a brokerage firm designated by the Company.

          (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

     6.   Payroll Deductions.
          ------------------

          (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period.

          (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

          (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

          (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during a Purchase Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

          (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

     7.   Grant of Option.  On the Enrollment Date of each Offering Period, each
          ---------------
eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price. In no event shall an Employee be permitted to purchase during each Purchase Period more than $12,500 worth of Common Stock valued at the Fair Market Value on the first day of such Offering Period; provided, however, that such purchase shall be subject to the
limitations set forth in Sections 3(b) and 12 hereof.   Exercise of the option
shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

     8.   Exercise of Option.  Unless a participant withdraws from the Plan as
          ------------------
provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier with drawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

     9.   Delivery.  As promptly as practicable after each Exercise Date on
          --------
which a purchase of shares occurs, the Company shall deposit the purchased shares in the participants' brokerage account.

     10.  Withdrawal.
          ----------

          (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

          (b) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

     11.  Termination of Employment.
          -------------------------

          Upon a participant's ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under
Section 15 hereof, and such participant's option shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

     12.  Interest.  No interest shall accrue on the payroll deductions of a
          --------
participant in the Plan.

     13.  Stock.
          -----

          (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be two hundred seventy-five thousand (275,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

          (b) The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

          (c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

     14.  Administration.  The Plan shall be administered by the Board or a
          --------------
committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

     15.  Designation of Beneficiary.
          --------------------------

          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such partici pant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     16.  Transferability.  Neither payroll deductions credited to a
          ---------------
participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

     17.  Use of Funds.  All payroll deductions received or held by the Company
          ------------
under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     18.  Reports.  Individual accounts shall be maintained for each participant
          -------
in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     19.  Adjustments Upon Changes in Capitalization, Dissolution, Liquidation,
          ---------------------------------------------------------------------
          Merger or Asset Sale.
          --------------------

          (a) Changes in Capitalization.  Subject to any required action by the
              -------------------------
shareholders of the Company, the Reserves, the maximum number of shares each participant may purchase each Purchase Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

          (b) Dissolution or Liquidation. In the event of the proposed
              --------------------------
dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten
(10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

          (c) Merger or Asset Sale.  In the event of a proposed sale of all or
              --------------------
substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Purchase Periods then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date") and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

     20.  Amendment or Termination.
          ------------------------

          (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 19 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

          (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

     21.  Notices.  All notices or other communications by a participant to the
          -------
Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     22.  Conditions Upon Issuance of Shares.  Shares shall not be issued with
          ----------------------------------
respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     23.  Term of Plan.  The Plan shall become effective upon the earlier to
          ------------
occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof.

     24.  Automatic Transfer to Low Price Offering Period.  To the extent
          -----------------------------------------------
permitted by any applicable laws, regulations, or stock exchange rules if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

                                   EXHIBIT A
                                   ---------


                            SYMPHONIX DEVICES, INC.

                       1997 EMPLOYEE STOCK PURCHASE PLAN

                            SUBSCRIPTION AGREEMENT



____ Original Application                      Enrollment Date: ___________
____ Change in Payroll Deduction Rate
____ Change of Beneficiary(ies)


1.   _____________________________________________________ hereby elects to participate in the Symphonix Devices, Inc. 1997 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (not to exceed 10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to shareholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse only):
     __________________________________________________________________________.

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the
                                                 ----------------------------
     Company in writing within 30 days after the date of any disposition of my
     -------------------------------------------------------------------------
     shares and I will make adequate provision for Federal, state or other tax
     -------------------------------------------------------------------------
     withholding obligations, if any, which arise upon the disposition of the
     ------------------------------------------------------------------------
     Common Stock. The Company may, but will not be obligated to, withhold from
     ------------
     my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or
     (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:


NAME:  (Please print)______________________________________________
                      (First)         (Middle)               (Last)


__________________________    _____________________________________________
Relationship

                              _____________________________________________
                              (Address)

Employee's Social
Security Number:                    ____________________________________



Employee's Address:                ____________________________________

                                   ____________________________________

                                   ____________________________________


I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.



Dated:_________________________     ________________________________________
                                    Signature of Employee


                                    ________________________________________
                                    Spouse's Signature (If beneficiary other than spouse)

                                   EXHIBIT B
                                   ---------


                            SYMPHONIX DEVICES, INC.

                       1997 EMPLOYEE STOCK PURCHASE PLAN

                             NOTICE OF WITHDRAWAL



     The undersigned participant in the Offering Period of the Symphonix Devices, Inc. 1997 Employee Stock Purchase Plan which began on ____________, 19____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically termi nated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

                                    Name and Address of Participant:

                                    ________________________________
                                    ________________________________
                                    ________________________________


                                    Signature:


                                    ________________________________


                                    Date:__________________________

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                          OF SYMPHONIX DEVICES, INC.
                      1999 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of Symphonix Devices, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement each dated March 31, 1999 and hereby appoints Harry S. Robbins and Alfred G. Merriweather or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 1999 Annual Meeting of Stockholders of Symphonix Devices, Inc. to be held on May 6, 1999 at 9:00 a.m., local time, at the Company's principal executive offices located at 2331 Zanker Road, San Jose, CA 95131 and at any postponement or adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters forth below:

                                                          ----------------------
                                                             SEE REVERSE SIDE
                                                          ----------------------

[X] Please mark your
    votes as in
    this example

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, AND 4 AND AS THE PROXY HOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

1.  Election of Class I Directors
                                           FOR          WITHHELD
James M. Corbett                           [_]            [_]

Geoffrey R. Ball                           [_]            [_]
                                                 MARK
[_]                                              HERE
   --------------------------------------        FOR
   For all nominees except as noted above        ADDRESS   [_]
                                                 CHANGE
                                                 AND NOTE
                                                 BELOW







2. Proposal to approve an amendment of the Company's 1994 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 1,500,000 shares.

                          FOR     AGAINST      ABSTAIN

                          [_]       [_]          [_]

3. Proposal to approve an amendment of the Company's 1997 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 200,000 shares.

                          FOR     AGAINST      ABSTAIN

                          [_]       [_]          [_]

4. Proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 31, 1999.

                          FOR     AGAINST      ABSTAIN

                          [_]       [_]          [_]

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF THE STOCK IS REGISTERED IN THE NAMES OF TWO OR MORE PERSONS, EACH SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND ATTORNEYS-IN-FACT SHOULD ADD THEIR TITLES. IF SIGNER IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME AND HAVE A DULY AUTHORIZED OFFICER SIGN, STATING TITLE. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

Signature:            Date:           Signature:               Date:
         ------------      ----------           ------------        ----------